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This Lease made the [???] day of December 1996, between 51 EAST BETHPAGE HOLDING
CORPORATION WITH A PRINCIPAL PLACE OF BUSINESS AT ONE AMES COURT SUITE 201, PLAINVIEW, NEW YORK 11803 hereinafter referred to as LANDLORD, and FIRST
PRIORITY GROUP, INC. WITH A PRINCIPAL PLACE OF BUSINESS AT 270 DUFFY AVENUE, HICKSVILLE, NEW YORK 11801-3600 hereinafter jointly, severally and collectively referred to as TENANT.

WITNESSETH, that the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord A PORTION OF the building known as 51 EAST BETHPAGE ROAD, PLAINVIEW, NEW YORK 11803 (AS SHOWN ON EXHIBIT "A") to be used and occupied by the Tenant AS GENERAL OFFICE and for no other purpose, for a term to commence on MARCH 1 1997, and to end on MARCH 31, 2002, unless sooner terminated as hereinafter provided, at the TOTAL BASE RENT OF EIGHT HUNDRED NINETY FIVE THOUSAND SEVEN HUNDRED TWENTY FOUR DOLLARS AND TWENTY EIGHT CENTS ($895,724.28) PLUS ADDITIONAL RENT AS PROVIDED HEREIN

all payable in equal monthly instalments in advance on the first day of each and every calendar month during said term, AS PER PARAGRAPH 42ND except the first instalment, which shall be paid upon the execution hereof.

     THE TENANT JOINTLY AND SEVERALLY COVENANTS:

     FIRST.--That the Tenant will pay the rent as above provided.

REPAIRS
ORDINANCE AND VIOLATIONS
ENTRY
INDEMNIFY LANDLORD
PARKING

     SECOND.--That, throughout said term the Tenant will take good care of the demised premises, fixtures and appurtenances, and all alterations, additions and improvements to either; make all repairs in and about the same necessary to preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of such repairs; suffer no waste or injury; give prompt notice to the Landlord of any fire that may occur; execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force (except those requiring structural alterations), applicable to the demised premises or to the Tenant's occupation thereof, of the Federal, State and Local Governments, and of each and every department, bureau, and official thereof, and of the New York Board of Fire Underwriters; permit at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and requirements of governmental authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below; forever indemnify and save harmless the Landlord for and against any and all liability, penalties, damages, expenses and judgments arising from injury during said term to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets, sidewalks adjacent thereto; permit, during the six months next prior to the expiration of the term the usual notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.

MOVING
INJURY
SURRENDER
NEGATIVE COVENANTS
OBSTRUCTION
SIGNS
AIR CONDITIONING

     THIRD.--That the Tenant will not disfigure or deface any part of the building, or suffer the same to be done, except so far as may be necessary, to affix such trade fixtures as are herein consented to by the Landlord; the Tenant will not obstruct, or permit the obstruction of the street or the sidewalk adjacent thereto; will not do anything, or suffer anything to be done upon the demised premises which will increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse matter, and will not, without the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any part thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and the Tenant's employees, make any alterations in the demised premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of fire risk, nor in violation of any law or ordinance. That the Tenant will not obstruct or permit the obstruction of the light, halls, stairway or entrance to the building, and will not erect or inscribe any sign, signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other apparatus shall be installed or used without the prior written consent of Landlord.

     IT IS MUTUALLY COVENANTED AND AGREED, THAT

FIRE CLAUSE

     FOURTH.--If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by the Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles" or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be in default under this lease then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by, and at the expense of, Tenant.

EMINENT DOMAIN

     FIFTH.- If the whole or any part of the premises hereby demised shall be taken or condemned by any competent authority for any public use or purpose then the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment or award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

LEASE NOT IN EFFECT
DEFAULTS
TEN DAY NOTICE

     SIXTH.- If, before the commencement of the term, the Tenant be adjudicated a bankrupt, or make a "general assignment", or take the benefit of any insolvent act, or if Receiver or Trustee be appointed for the Tenant's property, or if this lease or the estate of the Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if the Tenant shall default in performance of any agreement by the Tenant contained in any other lease to the Tenant by the Landlord or by any corporation of which an officer of the Landlord is a Director, this lease shall thereby, at the option of the Landlord, be terminated, and in that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go into possession of the demised premises. If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make default in fulfilling any of the covenants of this lease,** the covenants for the payment of rent or "additional rent" or if the demised premises became vacant or deserted, the Landlord may give to the Tenant ten days' notice of intention to end the term of this lease, and thereupon at the expiration of said ten days(if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.

                                               ** INCLUDING

POSSESSION
LANDLORD
RE-LETTING
WAIVER BY TENANT

     If the Tenant shall make default in the payment of the rent reserved hereunder, or any item of "additional rent" herein mentioned, or any part of either or in making any other payment herein provided for, or if the notice last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said ten days period, the Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy said premises together with all additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before the commencement of the term, as above provided, the Landlord may either re-let the demised premises or any part or parts thereof for the Landlord's own account or may, at the Landlord's option, re-let the demised premises or any part or parts thereof as the agent of the Tenant and receive the rents therefor, applying the same first to the payment of such expenses as the Landlord may have incurred, and then to the fulfillment of the convenants of the Tenant herein, and the balance, if any, at the expiration of the term first above provided for, shall be paid to the Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision "SIXTH" provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less the avails of re-letting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any statutory proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

REMEDIES ARE CUMULATIVE

     In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions hereof, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if no entry, summary proceedings and other remedies were not herein provided for.

LANDLORD MAY PERFORM
ADDITIONAL RENT

     SEVENTH.--If the Tenant shall make default in the performance of any covenant herein contained, the Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised premises or against premises of which the demised premises are part, for, or purporting to be for, labor or material alleged to have been furnished, or to be furnished to or for the Tenant at the demised premises, and if the Tenant shall fail to take such action as shall cause such lien to be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, the Landlord may pay any judgment recovered on such claim. Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, and any amount as to which the Tenant shall at any time be in default for or in respect to the use of water, electric current or sprinkler supervisory service, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action, shall be deemed to be "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any instalment of the regular stipulated rent hereunder or any of said "additional rent" shall not be a waiver of any other "additional rent" then due.

AS TO WAIVERS

     EIGHTH.- The failure of the Landlord to insist, in any one or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

COLLECTION OF RENT FROM OTHERS

     NINTH.--If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than the Tenant, the Landlord may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and under-letting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.


MORTGAGES

     TENTH.--This lease shall be subject and subordinate at all times, to the lien of the mortgages now on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.

IMPROVEMENTS

     ELEVENTH.--All improvements made by the Tenant to or upon the demised premises, except said trade fixtures, shall when made, at once be deemed to be attached to the freehold, and become the property of the Landlord, and at the end or other expiration of the term, shall be surrendered to the Landlord in as good order and condition they were when installed, reasonable wear and damages by the elements excepted.

NOTICES

     TWELFTH.--Any notice or demand which under the terms of this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.

NO LIABILITY

     THIRTEENTH.--The Landlord shall not be liable for any failure of water supply or electrical current, sprinkler damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by other tenants or persons in said building, or resulting from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operation by or for a governmental aurhority in construction of any public or quasi-public work, neither shall the Landlord be liable for any latent defect in the building.

NO ABATEMENT

     FOURTEENTH.--No diminution or abatement of rent, or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

RULES, ETC.

     FIFTEENTH.--The Landlord may prescribe and regulate the placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and regulate which elevator and entrances shall be used by the Tenant's employees, and for the Tenant's shipping. The Landlord may make such other and further rules and regulations as, in the Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.

SHORING OF WALLS

     SIXTEENTH.--In the event that an excavation shall be made for building or other purposes upon land adjacent to the demised premises or shall be contemplated to be made, the Tenant shall afford to the person or persons causing or to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same by proper foundations.

VAULT SPACE

     SEVENTEENTH.--No vaults or space not within the property line of the building are leased hereunder. Landlord makes no representation as to the location of the property line of the building. Such vaults or space as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and if such license be revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any liability; Tenant shall not be entitled to any compensation or reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.

ENTRY

     EIGHTEENTH.--That during seven months prior to the expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them at any reasonable hour of the day, and workmen may enter at any time, when authorized by the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building; and if the said Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.

NO REPRESENTATIONS

     NINETEENTH.--The Landlord has made no representations or promises in respect to said building or to the demised premises except those contained herein, and those, if any, contained in some written communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

ATTORNEY FEES

     TWENTIETH.--If the Tenant shall at any time be in default hereunder, and if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

POSSESSION

     TWENTY-FIRST.--Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason; in such event the rent shall not commence until possession to given or is available, but the term herein shall not be extended.


                                                           [Landlord's Initials]

                                                             [Tenant's Initials]

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THE TENANT FURTHER COVENANTS:

IF A FIRST FLOOR


     TWENTY-SECOND.--If the demised premises or any part thereof consist of a store or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clear at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.

INCREASED FIRE INSURANCE RATE

     TWENTY-THIRD.--If by reason of the conduct upon the demised premises of a business not herein permitted, or if by reason of the improper or careless conduct of any business upon or use of the demised premises, the insurance rate shall at any time be higher than it otherwise would be, then the Tenant will reimburse the Landlord, as additional rent hereunder, for that part of all fire insurance premiums hereafter paid out by the Landlord which shall have been charged because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the demised premises, and will make such reimbursement upon the first day of the month following such outlay by the Landlord; but this covenant shall not apply to a premium for any period beyond the expiration date of this lease, first above specified. In any action or proceeding wherein the Landlord and Tenant are parties, a schedule or "make up" of rate for the building on the demised premises, purporting to have been issued by New York Fire Insurance Exchange, or other body making fire insurance rates for the demised premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.

WATER RENT
SEWER

     TWENTY-FOURTH.--If a separate water meter be installed for the demised premises, or any part thereof, the Tenant will keep the same in repair and pay the charges made by the municipality or water supply company for or in respect to the consumption of water, as and when bills therefor are rendered. If the demised premises or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefor, the Tenant's proportionate part of all charges which the municipality or water supply company shall make for all water consumed through said meter, as indicated by said meter. Such proportionate part shall be fixed by apportioning the respective charge according to floor area against all of the rentable floor area in the building (exclusive of the basement) which shall have been occupied during the period of the respective charges, taking into account the period that each part of such area was occupied. Tenant agrees to pay as additional rent the Tenant's proportionate part, determined as aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.

ELECTRIC CURRENT

     TWENTY-FIFTH.--That the Tenant will purchase from the LONG ISLAND LIGHTING CO. all electric current that the Tenant requires at the demised premises, and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for a consumption similar to that of the Tenant.

SPRINKLER SYSTEM

     TWENTY-SIXTH.--If there now is or shall be installed in said building a "sprinkler system" the Tenant agrees to keep the appliances thereto in the demised premises in repair and good working condition, and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the State or local government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company, the Tenant will at the Tenant's own expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. As additional rent hereunder the Tenant will pay to the Landlord, annually in advance, throughout the term $-0-, toward the contract price for sprinkler supervisory service.

SECURITY

     TWENTY-SEVENTH.--The sum of AS PER PARAGRAPH 61ST Dollars is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

NUISANCE

     TWENTY-EIGHTH.--This lease is granted and accepted on the especially understood and agreed condition that the Tenant will conduct his business in such a manner, both as regards noise and kindred nuisances, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

BROKERS COMMISSIONS

     TWENTY-NINTH.--The Landlord hereby recognizes AS PER PARAGRAPH 57TH as the broker who negotiated and consummated this lease with the Tenant herein, and agrees that if, as, and when the Tenant exercises the option, if any, contained herein to renew this lease, or fails to exercise the option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate Board in the community. A sale, transfer or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

WINDOW CLEANING

     THIRTIETH.--The Tenant agrees that it will not require, permit, suffer, nor allow the cleaning of any window, or windows, in the demised premises from the outside (within the meaning of Section 202 of the Labor Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New York Labor Law, are provided and used, and unless the rules, or any supplemental rules of the Industrial Board of the State of New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or Superintendent, as a result of the Tenant's requiring, permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

VALIDITY

     THIRTY-FIRST.--The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

EXECUTION & DELIVERY OF LEASE

     THIRTY-SECOND.--In order to avoid delay, this lease has been prepared and submitted to the Tenant for signature with the understanding that it shall not bind the Landlord unless and until it is executed and delivered by the Landlord.

EXTERIOR OF PREMISES

     THIRTY-THIRD.--The Tenant will keep clean and polished all metal, trim, marble and stonework which are a part of the exterior of the premises, using such materials and methods as the Landlord may direct, and if the Tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.

PLATE GLASS

     THIRTY-FOURTH.--The Landlord shall replace at the expense of the Tenant any and all broken glass in the skylights, doors and walls in and about the demised premises. The Landlord may insure and keep insured all plate glass in the skylights, doors and walls in the demised premises, for and in the name of the Landlord and bills for the premiums therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent.

WAR EMERGENCY

     THIRTY-FIFTH.--This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

THE LANDLORD COVENANTS

QUIET POSSESSION

     FIRST.--That if and so long as the Tenant pays the rent and "additional rent" reserved hereby, and performs and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

ELEVATOR
HEAT

     PLUS A RIDER OF 6 PAGES ATTACHED HERETO AND MADE A PART HEREOF

     And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

     In Witness Whereof, the Landlord and Tenant have respectively signed and sealed these presents the day and year first above written.



                                          -------------------------------[L.S.]
                                                                       Landlord
                                          51 EAST BETHPAGE HOLDING CORP.




IN PRESENCE OF:


                                          --------------------------------[L.S.]
                                                                          Tenant
                                          FIRST PRIORITY GROUP, INC.

36TH IN THE CASE OF A CONFLICT BETWEEN THE PROVISIONS OF THIS RIDER AND THE PROVISIONS OF THE WITHIN LEASE, THE PROVISIONS OF THIS RIDER SHALL PREVAIL.


37TH THE TENANT AGREES TO PAY FOR ALL UTILITIES, INCLUDING BUT NOT LIMITED TO GAS, ELECTRIC AND TELEPHONE. TENANT WARRANTS THAT IT USES NO WATER IN THE OPERATION OF ITS BUSINESS AND SHALL USE THE WATER FOR LAVATORY AND/OR KITCHEN PURPOSES ONLY (NOTWITHSTANDING THE ABOVE, WATER AND SEWER CHARGES ARE INCLUDED IN THE BASE RENT).

38TH ANY SUMS OF MONEY REQUIRED TO BE PAID BY THE TENANT TO THE LANDLORD, IN ADDITION TO THE RENT HEREIN PROVIDED, SHALL BE DEEMED ADDITIONAL RENT, AND IN THE EVENT TENANT FAILS TO PAY SUCH ADDITIONAL RENT, THE LANDLORD SHALL BE ENTITLED TO DISPOSSESS THE TENANT BY SUMMARY DISPOSSESS PROCEEDINGS OR ANY OTHER REMEDY AVAILABLE TO THE LANDLORD PURSUANT TO THE TERMS OF THIS LEASE AND PURSUANT TO LAW.

39TH IN THE EVENT ANY ACTION FOR RENT OR ADDITIONAL RENT IS COMMENCED BY THE LANDLORD, THE TENANT HEREIN SHALL NOT BE ENTITLED TO ASSERT ANY OFFSET OF COUNTERCLAIM BUT MAY BRING A SEPARATE ACTION IN HIS OWN BEHALF.

40TH THE TENANT AGREES TO FURNISH THE LANDLORD UPON WRITTEN REQUEST WITH PUBLIC/FINANCIAL STATEMENTS AS MAY BE AVAILABLE, WHICH MAY BE NECESSARY BY LANDLORD FOR PURPOSES OF FINANCING THE PREMISES.

41ST THE TENANT AGREES TO MAKE IMMEDIATE APPLICATION TO THE LONG ISLAND LIGHTING CO. FOR GAS AND ELECTRIC AND MAKE ANY REQUIRED DEPOSITS WITH THE AFORESAID COMPANY.

42ND THE BASE RENTAL DURING THE TERM OF THIS LEASE SHALL BE PAID AS FOLLOWS:

THE FIRST MONTHS BASE RENT, MARCH OF 1997 IS ABATED.

THE SECOND MONTHS BASE RENT OF $13,781.25 APRIL 1997 SHALL BE PAID UPON EXECUTION OF THE LEASE, THEREAFTER

$13,781.25 PER MONTH APRIL 1, 1997 THRU MARCH 31, 1998 ($165,375.00/YR)
$14,332.50 PER MONTH APRIL 1, 1998 THRU MARCH 31, 1999 ($171,990.00/YR)
$14,905.80 PER MONTH APRIL 1, 1999 THRU MARCH 31, 2000 ($178,869.60/YR)
$15,507.03 PER MONTH APRIL 1, 2000 THRU MARCH 31, 2001 ($188,024.36/YR)
$16,122.11 PER MONTH APRIL 1, 2001 THRU MARCH 31, 2002 ($193,465.32/YR)

43RD IN THE EVENT THE TENANT DOES NOT VACATE THE PREMISES UPON THE EXPIRATION DATE OF THIS LEASE, OR UPON THE EXPIRATION OF ANY OPTION, THEN AND IN THAT EVENT OR EVENTS THE TENANT SHALL REMAIN AS A MONTH TO MONTH TENANT AT A MONTHLY RENTAL OF ONE OF A HALF THE THEN CURRENT RENT, PRIOR TO THE HOLDOVER FOR THE FIRST TWO MONTHS AND TWO TIMES THE THEN CURRENT RENT, PRIOR TO THE HOLDOVER FOR ANY ADDITIONAL PERIOD.

44TH IN THE EVENT LANDLORD HAS NOT RECEIVED THE MONTHLY PAYMENT OF RENT OR ANY ADDITIONAL RENT DUE WITH IN FIVE (5) DAYS AFTER ITS DUE DATE, TENANT SHALL PAY A LATE CHARGE IN ANY LEASE YEAR, OF $250.00 THE FIRST OCCURANCE AND $500.00 FOR EACH SUCH PAYMENT DUE FOR THE PURPOSE OF DEFRAYING THE EXPENSE INCIDENT TO HANDLING SUCH DELINQUENT PAYMENT, IF

PAYMENT IS ACCEPTED BY THE LANDLORD. THIS PROVISION SHALL NOT BE DEEMED TO ESTABLISH A GRACE PERIOD OR A WAIVER OF ANY OF THE LANDLORDS RIGHTS AND SHALL IN NO WAY ALTER OR CHANGE ANY OF THE OTHER COVENANTS OR CONDITIONS OF THIS LEASE AND SHALL BE DEEMED AN ADDITION TO ANY OTHER REMEDY AVAILABLE TO THE LANDLORD UNDER THIS LEASE. NOTWITHSTANDING THE ABOVE, IN THE EVENT THE LANDLORD HAS NOT RECEIVED THE RENT BY THE 4TH OF THE MONTH, THE LANDLORD WILL NOTIFY THE TENANT OF SAME AND THE TENANT SHALL BE GIVEN FIVE ADDITIONAL DAYS TO REMIT THE RENT TO THE LANDLORD BEFORE ANY LATE CHARGE CAN BE LEVIED.

45TH NO ACT OF THE LANDLORD, ITS EMPLOYEES OR ANYONE ACTING ON BEHALF OF THE LANDLORD, INCLUDING BUT NOT LIMITED TO THE ACCEPTANCE OF A KEY, SHALL BE DEEMED AN ACCEPTANCE OF TENANTS SURRENDER OF THE PREMISES UNLESS SUCH ACCEPTANCE OF TENANTS SURRENDER OF THE PREMISES IS IN WRITING AND SIGNED BY THE LANDLORD.

46TH IF THE LANDLORD, OR ANY SUCCESSOR IN INTEREST SHALL BE AN INDIVIDUAL, JOINT VENTURE, TRUST TENANCY IN COMMON, FIRM OR PARTNERSHIP (GENERAL OR LIMITED OR ANY OTHER ENTITY, IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT THERE SHALL BE NO PERSONAL LIABILITY ON SUCH INDIVIDUAL, OR THE MEMBERS OF THAT FIRM PARTNERSHIP, JOINT VENTURE, TRUST, OR ANY OTHER ENTITY IN RESPECT TO ANY OF THE COVENANTS/OR CONDITIONS OF THIS LEASE AND THE PROPERTY SHALL BE THE SOLE SOURCE FOR THE SATISFACTION OF THE REMIEDIES OF THE TENANT IN THE EVENT OF A BREACH BY THE LANDLORD OF ANY OF THER TERMS, COVENANTS OR CONDITIONS OF THE LEASE TO BE PERFORMED BY THE LANDLORD.

47TH TENANT COVENANTS AND REPRESENTS THAT DURING THE ENTIRE TERM OF THIS LEASE IT WILL PROVIDE AND KEEP IN FORCE, GENERAL ACCIDENT AND PUBLIC LIABILITY OCCASIONED BY ACCIDENT, DISASTER OR INCIDENT OF NEGLIGENCE INSURANCE, IN THE AMOUNT OF NOT LESS THAN ONE MILLION DOLLARS/TWO MILLION ($1,000,000.00/2,000,000.00) IN RESPECT TO ALL INJURIES IN ANY ONE ACCIDENT OR DISASTER, AND IN THE AMOUNT OF NOT LESS THAN ONE HUNDRED THOUSAND DOLLARS ($100,000.00) IN THE EVENT OF ANY DAMAGE TO THE PROPERTY. SUCH INSURANCE SHALL NAME THE LANDLORD AND OTHERS HEREAFTER NAMED BY THE LANDLORD FROM TIME TO TIME.

48TH IT IS HEREBY AGREED THAT NOTWITHSTANDING ANYTHING HEREIN CONTAINED TO THE CONTRARY, THAT THE TOTAL RENT FOR THE WHOLE TERM HEREBY DEMISED, IS PAYABLE AT THE TIME OF MAKING OF THIS LEASE AND THAT THE PROVISIONS HEREIN CONTAINED FOR THE PAYMENT OF THE RENT IN INSTALLMENTS HERETOFORE PROVIDED FOR IN AN EARLIER CLAUSE OF THIS LEASE ARE FOR THE CONVENIENCE OF THE TENANT ONLY AND IN DEFAULT OF THE PAYMENT OF THE RENT IN INSTALLMENTS, AS THEREIN ALLOWED. THEN THE WHOLE OF THE RENT RESERVED FOR THE WHOLE PERIOD THEN REMAINING UNPAID SHALL AT THE OPTION OF THE LANDLORD AT ONCE BECOME DUE AND PAYABLE WITHOUT ANY NOTICE OR DEMAND, AND COLLECTION OF SAID ENTIRE BALANCE FOR THE WHOLE OF THE PERIOD THEN REMAINING UNPAID MAY BE ENFORCED BY MEANS OF SUMMARY PROCEEDINGS TO RECOVER POSSESSION, ACTION TO RECOVER RENT OR OTHER PROCEEDING AND THE LANDLORD SHALL BE ENTITLED TO A JUDGEMENT FOR SAID ENTIRE BALANCE IN SUCH SUMMARY PROCEEDINGS ACTION TO RECOVER RENT OR OTHER PROCEEDINGS. LANDLORD SHALL HAVE THE OBLIGATION TO MITIGATE DAMAGES AND MAKE A REASONABLE ATTEMPT TO RELET THE PREMISES. IN THE EVENT LANDLORD HAS COLLECTED DAMAGES FROM THE TENANT AND THEN IS ABLE TO MITIGATE TENANT'S DAMAGES FOR AN AMOUNT LESS THAN THAT ACTUALLY

RECOVERED FROM TENANT TENANT SHALL BE ENTITLED TO A REFUND OF SAID ADDITIONAL RECOVERY.

49TH IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT IF THE SECURITY DEPOSIT HEREUNDER BEAR INTEREST THAT SUCH INTEREST SHALL BE DEEMED AS ADDITIONAL RENT COLLECTABLE IN THE SAME MANNER AS RENT, AND THAT THIS PROVISION HAS BEEN AGREED UPON PRIOR TO THE MAKING OF THIS LEASE AND AGREE TO THE AMOUNT OF RENT AS RESERVED.

50TH THE TENANT SHALL PAY AS ADDITIONAL RENT 47% OF THE INCREASE ABOVE THE BASE YEAR OF ANY OF THE REAL ESTATE TAXES ON (WHICH INCLUDES BUT ARE NOT LIMITED TO SCHOOL AND TOWN TAXES), ASSESSMENTS, LEVIES OR OTHER TAXES LEVIED AGAINST THE DEMISED PREMISES BY ANY GOVERNMENTAL AUTHORITY HAVING JURISDICTION. SUCH AMOUNT SHALL BE PAYABLE AS ADDITIONAL RENT THE BASE YEAR IS HEREIN DEFINED AS THE 1997 GENERAL TAX, AND THE 1996-1997 SCHOOL TAX, AS FINALLY SETTLED PURSUANT TO THE TAX CERTIORAI PRECEDING BEING UNDERTAKEN. IF A SETTLEMENT OCCURS AND RESULTS IN A NET REFUND TENANT SHALL RECEIVE ITS PRORATA SHARE OF SAID NET REFUND TO THE EXTENT TENANT PAID ANY REAL ESTATE TAX INCREASE ABOVE THE FINALLY SETTLED BASE RENT. FORTY SEVEN PERCENT REPRESENTS THE TENANTS PERCENTAGE OF THE TOTAL SQUARE FEET OF THE ENTIRE BUILDING IN WHICH THE DEMISED PREMISES ARE LOCATED.

51ST IF THE TENANT BECOMES INSOLVENT OR IS ADJUDICATED OR BANKRUPT OR FILES A PETITION FOR ARRANGEMENT OR REORGANIZATION OR APPLIES FOR OR TAKES THE BENEFIT OF ANY BANKRUPTCY OF INSOLVENCY ACT OR ACTS OR STATUTES OR PROVISIONS FOR THE RELIEF OF DEBTORS, NOW, OR HEREAFTER ENACTED, OR MAKES A GENERAL ASSIGNMENT OF THE BENEFIT OF THE CREDITOR, OR IF A RECEIVER OR TRUSTEE BE APPOINTED FOR THE TENANTS PROPERTY, THEN, AND IN SUCH EVENT, THE SECURITY DEPOSIT MENTIONED IN PARAGRAPH 27TH OF THE FOREGOING LEASE SHALL BE DEEMED TO BE AND IS HEREBY ASSIGNED TO THE LANDLORD IN ANY SUCH EVENT, OR IN CASE OF DEFAULT BY THE TENANT IN THE PERFORMANCE OF THE TERMS OF THIS LEASE BY THE REASON OF WHICH THIS LEASE IS TERMINATED EITHER IN SUMMARY PROCEEDING OR BY NOTICE AS HEREIN PROVIDED, SUCH SECURITY DEPOSIT SHALL BELONG TO THE LANDLORD AND SHALL BE APPLIED BY THE LANDLORD TOWARDS DAMAGES AND THE RIGHT TO RETAIN SUCH SECURITY DEPOSIT SHALL SURVIVE SUMMARY PROCEEDING FOR THE RECOVERY OF THE POSSESSION OF THE PREMISES.

52ND THE TENANT SHALL HAVE THE RIGHT TO ASSIGN OR SUBLEASE ONLY WITH THE LANDLORDS APPROVAL OF THE NEW SUBTENANT OR ASSIGNED. THIS APPROVAL SHALL NOT BE UNREASONABLY WITHHELD. HOWEVER, THE ORIGINAL TENANT SHALL STILL REMAIN LIABLE ON THIS LEASE FOR ALL TERMS AND CONDITIONS OF SAME, SUBJECT TO THE RIGHTS SET FORTH IN THIS PARAGRAPH, THE LANDLORD HAS THE RIGHT AFTER THE TENANT SUBMITS THE NEW ASSIGNEE OR SUBTENANT FOR LANDLORDS APPROVAL, TO TAKE BACK THE PREMISES FROM THE TENANT AND VOID THE REMAINDER OF THIS LEASE. THIS ACTION MUST BE DONE BY CERTIFIED MAIL AND THE LANDLORD HAS THIRTY DAYS TO RESPOND. IF THE LANDLORD ELECTS TO CANCEL THIS LEASE, SUCH CANCELLATION SHALL BECOME EFFECTIVE SIXTY (60) DAYS AFTER THE GIVING OF SUCH NOTICE OF CANCELLATION BY THE LANDLORD. LANDLORD SHALL HAVE THE RIGHT TO ONLY TAKE BACK THE PORTION OF THE DEMISED PREMISES THAT TENANT WAS ATTEMPTING TO SUBLET, THE LEASE ON THE REMAINING PORTION OF THE

DEMISED PREMISES SHALL REMAIN IN FORCE.

53RD IT IS AGREED BETWEEN THE PARTIES THAT THE TENANTS LIABILITY FOR THE PAYMENT OF ANY AMOUNTS REQUIRED TO BE PAID BY IT AS RENT OR OTHERWISE,

UNDER THIS LEASE SHALL BE PRORATED FOR ANY PERIOD FROM THE COMMENCEMENT OF THE LEASE TO THE TERMINATION THEREOF.

54TH TENANT WARRANTS THAT IT IS A CORPORATION FORMED AND OPERATING PURSUANT TO THE LAWS OF THE STATE OF NEW YORK THAT IT IS THE OWNER AND OPERATOR OF THE BUSINESS GENERALLY KNOWN AS FIRST PRIORITY GROUP, INC.

55TH AS AN INDUCEMENT TO THE LANDLORD TO ENTER INTO A LEASE, THE TENANT AGREES THAT IN NO EVENT WILL THE SECURITY DEPOSITED WITH THE LANDLORD BE USED AS RENT PAYMENT. IF ANY SUCH ATTEMPT IS MADE BY THE TENANT, WITHOUT THE EXPRESS WRITTEN CONSENT OF THE LANDLORD, THEN THE SECURITY SHALL BE DEEMED AS ADDITIONAL RENT AND NOT RETURNED TO THE TENANT. THIS PROVISION HAS BEEN AGREED TO PRIOR TO THE MAKING OF THIS LEASE.

56TH IN THE EVENT EITHER PARTY SHALL C0MMENCE ANY ACTION AGAINST THE OTHER IN ACCORDANCE WITH THIS PARAGRAPH AND SAID ACTION SHALL BE TERMINATED IN THE FAVOR OF ONE PARTY, THE LOSING PARTY SHALL BE OBLIGATED TO PAY THE PREVAILING PARTYS LEGAL FEES AND DISBURSEMENTS NECESSARY FOR THE INSTITUTION OF SAID ACTION (NOT LESS THAN $2,500.00) AND SAID SUM SHALL BE DEEMED TO BE ADDITIONAL RENT AFTER THE TERMINATION OF SAID ACTION. ALL ACTIONS COMMENCED ON BEHALF OF THE TENANT OR LANDLORD SHALL BE BROUGHT IN NASSAU COUNTY.

57TH THE TENANT WARRANTS THAT NO REAL ESTATE BROKER BROUGHT ABOUT THIS TRANSACTION OTHER THAN HARRIS RUSSO OF REAL ESTATE STRATEGIES INC., AND SHALL HOLD THE LANDLORD HARMLESS FROM THE CLAIM, LAWSUIT, JUDGEMENT (INCLUDING LEGAL
FEES) WITH RESPECT TO ANY BROKERAGE COMMISSIONS OR FINDERS FEES IN CONNECTION WITH THE LEASING OF THE DEMISES PREMISES THAT RESULTED FROM THE ACTIVITIES OF TENANT. LANDLORD SHALL PAY SAID BROKER PURSUANT TO A SEPARATE AGREEMENT.

58TH TENANT SHALL BE RESPONSIBLE FOR THE CLEANING OF ITS DEMISED PREMISES.

59TH LANDLORD SHALL AT ITS OWN EXPENSE MAINTAIN THE BUILDING AND PROPERTY IN GOOD REPAIR AND CONDITION. SUCH SHALL INCLUDE THE MAINTENANCE, SNOW REMOVAL, LANDSCAPING, HVAC MAINTENANCE, AS WELL AS ROOF AND STRUCTURAL REPAIRS, PROVIDED SAME ARE NOT CAUSED BY THE ACTIONS OF THE TENANT, ITS EMPLOYEES OR IT GUESTS.

60TH LANDLORD SHALL CONSTRUCT, AT ITS OWN COST AND EXPENSE THE DEMISED PREMISES IN ACCORDANCE WITH THE LANDLORD'S WORK LETTER "EXHIBIT B" AND TENANT PLAN EXHIBIT "B-1" ATTACHED HERETO.

61ST TENANT SHALL DEPOSIT WITH LANDLORD TWO (2) MONTHS SECURITY DEPOSIT, TWENTY SEVEN THOUSAND FIVE HUNDRED SIXTY TWO DOLLARS AND FIFTY CENTS ($27,562.50)

DOLLARS TO BE PAID UPON EXECUTION OF THIS LEASE.

62ND TENANT SHALL BE GUARANTEED 65 PARKING SPOTS, OF WHICH 10 SHALL BE DESIGNATED BY THE TENANTS FRONT ENTRANCE. TENANT SHALL HAVE THE RIGHT TO POST A SIGN IN FRONT OF EACH OF SAID SPACES STATING "RESERVED FOR FIRST PRIORITY GROUP, INC." IN THE EVENT TENANT, ITS EMPLOYEES, OR GUESTS HAVE A PROBLEM PARKING TENANT MAY AT ITS OWN COST AND EXPENSE DESIGNATE THE REMAINDER OF ITS PARKING SPOTS, IN THE AREA SHOWN ON "EXHIBIT "A".

63RD LANDLORD SHALL DELIVER THE POSSESSION OF TENANTS DEMISED PEMISES SUBSTANTIALLY COMPLETE ON/OR BEFORE MARCH 1, 1997, BUT NO LATER THAN APRIL 1, 1997. IN THE EVENT POSSESSION IS DELIVERED AFTER MARCH 31, 1997 TENANT SHALL BE ENTITLED TO A RENT CONCESSION EQUAL TO TWO DAYS FOR EACH DAY BEYOND APRIL 1, 1997 TENANTS SPACE IS NOT SUBSTANTIALLY COMPLETE, FOR THE PURPOSES OF DETERMINING SUBSTANTIALLY COMPLETE THE EXTERIOR COLOR COAT ON THE DRYVIT FACADE MAY BE EXCLUDED. FURTHERMORE IN THE EVENT LANDLORD HAS NOT DELIVERED THE SPACE SUBSTANTIALLY COMPLETE BY JUNE 1, 1997 TENANT MAY CANCEL THIS LEASE. LANDLORD SHALL CONSTRUCT TENANTS IMPROVEMENTS AND ALL WORK AS SET FORTH IN EXHIBIT "B", TO CODE AND WILL BE RESPONSIBLE TO DEFEND OR CURE AT ITS OWN EXPENSE ANY VIOLATIONS ISSUED AGAINST THE DEMISED PREMISES OR THE TENANT, EXCEPT VIOLATIONS ISSUED AS A RESULT OF TENANTS CONSTRUCTION OF IMPROVEMENTS OR FAILURE TO MAINTAIN THE PREMISES AND PARKING AREA FREE OF TENANTS DEBRIS AS PROVIDED IN THIS LEASE.

64TH TENANT SHALL BE ALLOWED, AT ITS OWN EXPENSE, SIGNAGE ON THE BUILDING, SUBJECT TO TOWN CODE AND THE LANDLORDS APPROVAL, WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. IN ADDITION TENANT MAY AT ITS OWN COST AND EXPENSE ERECT A LAWN MONUMENT SIGN PROVIDED TOWN CODE DOES NOT LIMIT THE NUMBER OF MONUMENT SIGNS PERMITED, SUBJECT TO THE LANDLORDS APPROVAL, WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. IN THE EVENT ONLY ONE MONUMENT SIGN IS
ALLOWED TENANT SHALL SHARE SAME WITH THE OTHER TENANTS IN THE BUILDING. EACH TENANT SHALL PAY ITS PRORATA SHARE OF THE COST OF ANY SUCH SIGN.

65TH THE FOLLOWING CHANGES ARE MADE TO THE FORM (BLUMBERG) PORTION OF THE LEASE

     1.   IN PARAGRAPH SECOND, 10TH LINE, DELETE: "OR RENTAL"

     2. IN PARAGRAPH THIRD, 13TH LINE, CHANGE: "WATER COOLER" TO "WATER COOLED AIRCONDITIONING UNIT OR SYSTEM"

     3.   IN PARAGRAPH SIXTH, 9TH AND 10TH LINE CHANGE: "TEN" TO "FIVE"

     4. IN PARAGRAPH SIXTH AT END ADD: "NOTWITHSTANDING THE ABOVE, IN THE EVENT OF A DEFAULT, OTHER THAN A MONETARY DEFAULT (RENT OR ADDITIONAL
          RENT), TENANT SHALL HAVE 30 DAYS TO CURE SAID NON-MONETARY DEFAULT PROVIDED TENANT COMMENCES AND DILIGENTLY PURSUES THE CURING OF SAID DEFAULT, AFTER RECEIPT OF A DEFAULT NOTICE.


     5. IN PARAGRAPH TEN AT THE END ADD: "LANDLORD SHALL SECURE A ATTORNMENT AND NON-DISTURBANCE AGREEMENT FOR THE BENEFIT OF THE TENANT FROM ANY MORTGAGEE HAVING AN INTEREST IN BUILDING OR LAND"

     6.   IN PARAGRAPH 14TH ADD THE END OF THE PARAGRAPH ADD: "THE

          LANDLORD SHALL SECURE AND KEEP IN FORCE RENTAL INSURANCE, AS PART OF THE BUILDING INSURANCE POLICY LANDLORD PURCHASES. IF THERE IS DAMAGE TO THE BUILDING COVERED BY LANDLORDS ALL RISK POLICY AND PAYMENT IS NOT MADE UNDER THE RENTAL INSURANCE PORTION OF SAID POLICY ARISING OUT OF TENANTS ACTIONS, TENANT SHALL REMAIN LIABLE FOR THE PAYMENT OF SAME.

               NOTWITHSTANDING PARAGRAPH 14 THE TENANT SHALL NOT BE RESPONSIBLE FOR THE PAYMENT OF RENT OR ADDITIONAL RENT FOR THAT PERIOD OF TIME WHEN THE PREMISES ARE NOT USABLE BY THE TENANT, DUE TO A CASUALTY LOSS.

               IN THE EVENT OF A CASUALTY WHERE ANY PORTION OF THE BUILDING IS DESTROYED, WITHIN 30-DAYS, OF THE CASUALTY LANDLORD MUST DECIDE IF HE WILL REBUILD OR NOT. IN THE EVENT LANDLORD ELECTS NOT TO REBUILD LANDLORD SHALL GIVE TENANT NOTICE AT SAID TIME AND THE LEASE SHALL BE TERMINATED. IN THE EVENT LANDLORD ELECTS TO REBUILD, LANDLORD WILL PROCEED USING ITS BEST EFFORTS TO DILEGENTLY COMPLETE THE RESTORATION OF THE BUILDING.

     7. IN PARAGRAPH 15TH AT THE END ADD: "LANDLORD SHALL NOT CHANGE THE LOCATION OF THE ENTRANCES AS SHOWN ON THE PRELIMINARY PLAN MADE A PART OF THE LEASE WITHOUT THE TENANT'S CONSENT.

     8.   IN PARAGRAPH EIGHTEENTH, FIRST LINE CHANGE: "SEVEN" TO "SIX"

     9. IN PARAGRAPH EIGHTEENTH, ADD AT THE END: "NOTWITHSTANDING THE ABOVE, LANDLORD WILL PROVIDE TENANT REASONABLE NOTICE TO ENTER THE PREMISES DURING NON BUSINESS HOURS. IN THE CASE OF AN EMERGENCY ENTRY TO THE PREMISES LANDLORD WILL ATTEMPT TO CONTACT TENANTS DESIGNATED REPRESENTATIVE.

     10.  IN PARAGRAPH TWENTY FIRST 4TH LINE DELETE: "NOT"


                              LANDLORD - 51 EAST BETHPAGE HOLDING CORP.



                              [ILLEGIBLE]  /s/
                              -----------------------------------------





                              TENANT - FIRST PRIORITY GROUP, INC.



                              [ILLEGIBLE]  /s/
                              -----------------------------------------

                               EAST BETHPAGE ROAD


                                [GRAPHIC OMITTED]


                                      [MAP]


                     [OVERHEAD VIEW OF 51 EAST BETHPAGE RD.]

                                   EXHIBIT "B"
                                   -----------
                              51 East Bethpage Road
                              ---------------------
                            Office Space-Work Letter
                            ------------------------
                                 No Common Area
                                 --------------



     Landlord agrees at its sole expense, and without charge to Tenant to do the following work, all of which, unless otherwise indicated, shall be of material, manufacture, design, capacity and finish selected by Landlord as a standard of the building ("Building Standard").

     1. PARTITIONING: The landlord shall provide one (1) lineal foot of partition, consisting of 3 5/8" metal studs and 5/8" sheetrock on each side, for every 15 square feet of Tenant Rentable area. Interior office partitions shall be counted as full length, and demising partitions between tenant spaces and partitions between public corridors and tenant spaces, shall be counted as half length. There shall be no, curves, in any partition. Tenants allowance for partitions at landlords cost shall be consistent (plus 10%) with the preliminary plan attached hereto (Ken Sando 11/25/96). Prior to the placement of ceiling, Landlord shall provide reasonable notice for tenant"s contractors to place all electrical, telephone, coaxial, ethernet cable, etc. above ceiling.

     2. CEILINGS: Furnish and Install Building Standard mechanically suspended exposed spline white accoustical ceiling in a continuous grid throughout with 2' X 4' ceiling tiles.

     3. FLOOR COVERINGS: Furnish and Install Building Standard wall to wall carpeting as selected from samples provided by the Landlord or Landlord shall allow tenant $12.00 per square yard for carpeting actually installed (to include cove base) at tenant's own expense during tenant's intitial installation.

     4. PAINTING AND WALLCOVERING: Provide initial painting of all sheetrock walls as provided herein to consist of one (1) coat of interior wall primer sealer and one (1) coat of interior flat enamel in pastel colors or white. Colors are to be selected by Tenant from Landlord's color chart.

     5. UTILITIES: Furnish and install a separate electrical and gas meter for each tenant to facliitate tenant control of its own utilities.

     6. LIGHTING FIXTURES: Furnish and Install Building Standards recessed flourescent lighting fixtures, 2' X 4' four (4) tube. Fixtures and initial lamps shall be provided at one (1) per every eighty (80) square feet of Tenant's Rentable area.

     7. ELECTRICAL OUTLETS: Furnish and Install Building Standards 120 volts, 15 amp, duplex wall receptacles and their associated wiring facilities.

                              51 East Bethpage Road
                              ---------------------
                            Office Space-Work Letter
                            ------------------------
                                 No Common Area
                                 --------------
                                    page two
                                    --------


Landlord shall supply one (1) outlet for every 100 square feet of Tenant's Rentable space.

     8. SWITCHES: Ceiling lighting fixtures shall be central switched in open area and switched individually in private offices where required.

     9. H.V.A.C.: Each tenant's space will be provided its own gas fired combination H.V.A.C. (central air conditioning) unit(s). Landlord shall provide a H.V.A.C. duct system in the demised premises in order to accommodate Tenant's office partition layout, not to exceed partition allowance stated in Item 1 above.

     10. BATHROOM(S): Each Tenants space will be provided Handicapp Accessible bathroom(s) to meet Town Building Code. Landlord will provide a pair of 3 gang bathrooms, a pair of individual bathrooms and a single bathroom to include a shower in between the two executive offices. All bathrooms and kitchen shall be provided hot and cold water.

     11. WINDOW COVERING: At Tenant's option and expense, all windows in the rented area may have venetian blinds, the color and style to be approved by the Landlord who's concent shall not be unreasonably withheld or delayed.

     12. The premises will be accessible for handicap individuals as required under local, state and/or federal laws and regulations.

     13. Landlord shall provide the tenant $12,000.00 worth of upgrades at no extra charge above the standard materials and preliminary layout designed by Ken Sando dated 11/25/96 and incorporated as part of this lease by reference herein.